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                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   DISCOVERY SELECT GROUP RETIREMENT ANNUITY

                      Supplement, dated October 20, 2003
                                      To
                         Prospectus, dated May 1, 2003

The following expense examples supersede the expense examples in the "Summary of Contract Expenses" section of the May 1, 2003 prospectus. These expense examples were calculated based on the assumptions described below, including the maximum fees and expenses of any of the underlying mutual funds (not including the effect of any expense reimbursement or fee waiver).

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.

CONTRACTS OTHER THAN SMALL PLAN CONTRACTS

If a Participant withdraws his entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the cumulative expenses indicated in Example 1a on each $10,000 invested. Example 1b assumes that a Participant does not withdraw. The cumulative expenses shown below would be incurred with respect to a Contract other than the Small Plan Contract, and both examples assume an administrative fee of 0.85% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly.

Example 1a:
                                              Example 1b:

                        If you
                       withdraw
                     your assets            If you do not withdraw your assets
            ------------------------------------------------------------------
              1 yr     3 yrs  5 yrs  10 yrs 1 yr    3 yrs    5 yrs    10 yrs
              $729     $1,125 $1,548 $3,087 $279    $855     $1,458   $3,087

SMALL PLAN CONTRACTS

In the event of a full or partial Contract termination, resulting in a withdrawal from the specified Subaccount just prior to the end of the applicable time period, each Participant would pay the cumulative expenses indicated in example 2a on each $10,000 invested. Example 2b assumes that no full or partial contract termination has occurred. Both examples assume an administrative fee of 1.05% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 1.05%, these expenses would be reduced accordingly.

Example 2a:
                                              Example 2b:

                        If you
                       withdraw
                     your assets            If you do not withdraw your assets
            ------------------------------------------------------------------
              1 yr     3 yrs  5 yrs  10 yrs 1 yr    3 yrs    5 yrs    10 yrs
              $749     $1,185 $1,646 $3,277 $299    $915     $1,556   $3,277

These examples do not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.